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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 10, 2000

                          COMMISSION FILE NUMBER 0-8146

                               MSI HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                      UTAH
          STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION

                                   87-0280886
                           (I.R.S. EMPLOYER I.D. NO.)

                       501 WALLER ST., AUSTIN, TEXAS 78702
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (512) 476-6925
                 ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 5.  OTHER EVENTS

MSI HOLDINGS, INC. has announced that it intends to conduct a $40 million private placement of its common stock.

A press release dated January 10, 2000 announcing the proposed private placement is attached as EXHIBIT 99.1

SIGNATURES:

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 10, 2000
/s/ Robert J. Gibbs
    Robert J. Gibbs, President and CEO




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                                  EXHIBIT INDEX


Exhibit
Number                   Description
------                   -----------
  99.1                   Press Release dated January 10, 2000